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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into Iron Mountain Incorporated's previously filed Registration Statements on Forms S-3 (File No. 333-44185), S-4 (File Nos. 333-44187 and 333-67765) and S-8 (File Nos. 333-24803, 333-33191, 333-43901,
333-60919, 333-60921 and 333-67499).


/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 29, 1999




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